AUTOZONE, INC.
FOURTH
AMENDED AND RESTATED
1998 DIRECTOR STOCK OPTION PLAN

This Fourth Amended and Restated 1998 Director Stock Option Plan shall be effective as of the19th day of March, 2002, the date of its adoption by the Board of Directors of AutoZone, Inc.

1.    PURPOSE OF THE PLAN.

        Under this 1998 Director Stock Option Plan (the "Plan") of AutoZone, Inc. (the "Company"), non-qualified options to purchase shares of the Company's capital stock shall be granted to Non-Employee Directors of the Company.  The Plan is designed to enable the Company to attract and retain Non-Employee Directors of the highest caliber and experience, and to increase their ownership of the Company's capital stock.

2.    STOCK SUBJECT TO PLAN.

        The maximum number of shares of stock for which options ("Options") granted hereunder may be exercised shall be 140,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to the adjustments provided in Section 7.  All shares of stock subject to Options shall be treasury shares of Common Stock.  Shares of stock subject to the unexercised portions of any Options which expire or terminate or are canceled may again be subject to Options granted hereunder.

3.    PARTICIPATING DIRECTORS.

        Each member of the Board of Directors of the Company (the "Board") who is not, at the time that eligible directors are granted Options pursuant to Section 5 hereof, an employee or officer of the Company or any of its subsidiaries (a "Non-Employee Director"), shall be eligible to participate in the Plan.

4.    ADMINISTRATION.

        (a) The Plan shall be administered by the Compensation Committee of the Board (the "Committee") which shall consist of two or more directors who are Non-Employee Directors, appointed by and holding office at the pleasure of the Board.  Appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written notice to the Board. Vacancies on the Committee shall be filled by the Board.

        (b) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

        (c) The Committee shall act by a majority of its members in office.  The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

        (d) All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company.  The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding on each Non-Employee Director who has been granted an Option hereunder (sometimes referred to hereinafter as an "Optionee"), the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

5.    GRANT OF OPTIONS.
During the existence of the Plan, Options shall be granted as follows:

        (a) On January 1 of each year, each Non-Employee Director as of such date shall be granted an Option to purchase 1,500 shares of Common Stock (subject to the adjustments provided in Section 7); provided, however, that (i) with respect to the calendar year beginning January 1, 1998, each Non-Employee Director who is an Non-Employee Director on the effective date of the Plan shall be granted an Option to purchase 1,000 shares of Common Stock (subject to the adjustments provided in Section 7) as of the effective date of the Plan, and (ii) each new Non-Employee Director who is elected a director after January 1, 2000, shall be granted an initial Option to purchase 3,000 shares of Common Stock as of the date of his or her election as a director and a pro-rata portion of that year's annual grant set forth in (i);

        (b) Beginning on January 1, 2001, and on each January 1 thereafter, each Non-Employee Director who, as of December 31 of the prior year, beneficially owns shares of Common Stock having an aggregate Fair Market Value (as determined below) greater than or equal to five (5) times such Non-Employee Director's annual director fee (not including meeting fees) payable by the Company for such year, shall be granted an Option to purchase 1,500 shares of Common Stock (subject to the adjustments provided in Section 7). For purposes of this Plan, the "Fair Market Value" of a share of Common Stock shall mean, as to any particular day, the average of the highest and lowest prices quoted for a share of Common Stock trading on the New York Stock Exchange on that day, or if no such prices were quoted for the shares of Common Stock on the New York Stock Exchange for that day for any reason, the average of the highest and lowest prices quoted on the last Business Day (as defined below) on which prices were quoted.  The highest and lowest prices for the shares of Common Stock shall be those published in the edition of The Wall Street Journal or any successor publication for the next Business Day.  For purposes of this Plan, the term "Business Day" shall mean a day on which the Company's executive offices in Memphis, Tennessee, are open for business and on which trading is conducted on the New York Stock Exchange.

        (c) Each Non-Employee Director as of March 21, 2000, shall be granted an Option to purchase 500 shares of Common Stock (subject to the adjustments provided in Section 7) as of such date.

        Notwithstanding any other provision of the Plan, no Option shall be granted unless sufficient shares (subject to said adjustments) are then available therefor under Sections 2 and 7.  In consideration of the granting of an Option, the Optionee shall be deemed to have agreed to remain as a Director of the Company for a period of at least one year after the date upon which the Option was granted (the "date of grant").  Nothing in the Plan shall, however, confer upon any Optionee any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company or the Company's stockholders, which are hereby expressly reserved, to remove any Optionee at any time for any reason whatsoever, with or without cause, to the extent permitted by the Company's bylaws and applicable law.

6.    OPTION PROVISIONS.

        Each Option shall be evidenced by an agreement between the Company and the Non-Employee Director and shall contain the following terms and provisions, and such other terms and provisions as the Committee may authorize:

        (a) The exercise price of each Option shall be equal to the aggregate Fair Market Value of the shares of Common Stock subject to the Option on the date of grant;

        (b) Payment for shares of Common Stock purchased upon any exercise of the Option shall be made in full at the time of such exercise (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Optionee, duly endorsed for transfer to the Company, (iii) by delivery of a notice that the Optionee has placed a market sell order with a broker approved by the Company with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, or (iv) by a combination of any of the foregoing methods of payment.  For purposes of exercising the Option, the value of any shares of Common Stock delivered in payment shall be the Fair Market Value of such shares of Common Stock on the last Business Day prior to deliver;

        (c) Subject to subsection (d) below and Section 7 hereof, the Option shall become fully vested and exercisable on the third anniversary of the date of grant;

        (d) The Option shall terminate and may not be exercised to any extent by anyone after the first to occur of the following events:

        (i) the expiration of ten years from the date of grant;

        (ii) the expiration of five years from the date upon which the Non-Employee Director ceases to be a director of the Company if the Non-Employee Director has reached the age of 70 on or before such date ("Normal Retirement Age");

        (iii) the expiration of 90 days from the date of the Non-Employee Director's death;

        (iv) the date that the Non-Employee Director ceases to be a director of the Company (for a reason other than the death of the Non-Employee Director) if the Non-Employee Director has not reached Normal Retirement Age;

        (v) subject to Section 7(b) hereof, the effective date of a Corporate Transaction (as defined below), unless the Committee waives this provision in connection with such transaction.

In the event that a Non-Employee Director ceases to be a director of the Company prior to the time that the Option has become vested and exercisable pursuant to subsection (c) above, the Option shall continue to vest and become exercisable pursuant to subsection (c) above until such time as the Option terminates pursuant to this subsection (d).

        (e)Notwithstanding any other provision herein, the Option may not be exercised prior to the admission of the shares of stock issuable upon exercise of the Option to listing on notice of issuance on any stock exchange on which shares of the same class are then listed; nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any Federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company; and

        (f) The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, may not be pledged or hypothecated, and shall be exercisable during the Optionee's lifetime only by the Optionee or by his or her guardian or legal representative.

7.  CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.
        (a) Subject to subsection (d) below, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction, as defined below), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan or with respect  to any Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
        (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2 on the maximum number and kind of shares which may be issued under the Plan);

        (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

        (iii) the grant or exercise price with respect to any Option.

        (b) Subject to subsection (d) below, in the event of any Corporate Transaction (as defined below), the Plan shall terminate, and all outstanding Options shall terminate, unless provisions shall be made in writing in connection with such Corporate Transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.  If the Plan and unexercised Options would otherwise terminate pursuant to the foregoing sentence, then, for such period of time prior to the consummation of such Corporate Transaction as the Company shall designate, all outstanding Options shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 6(c) hereof or the provisions of such Option;

        (c) For purposes of the Plan, the term "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

        (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

        (ii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (i) above; or

        (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

        (d) No adjustment or action described in this Section 7 shall be authorized or occur to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the Option is not to comply with such exemptive conditions.
8.    TAX WITHHOLDING.

        The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax laws to be withheld with respect to the issuance, vesting or exercise of any Option.  The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having an aggregate Fair Market Value equal to the sums required to be withheld.

9.  LOANS.

        The Committee may, in its absolute discretion, extend one or more loans to Optionees in connection with the exercise of an Option.  The terms and conditions of any such loan shall be set by the Committee.

10.  DURATION, TERMINATION AND AMENDMENT OF PLAN.

        The Plan shall become effective upon its adoption by the Board. Unless sooner terminated, the Plan shall expire ten (10) years from the date the Plan is adopted by the Board, so that no Option may be granted hereunder after that date although any option outstanding on that date may thereafter be exercised in accordance with its terms.  The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an Optionee, without his or her consent, of any Option previously granted pursuant to the Plan or of any of the Optionee's rights under such Option.

11.    COMPLIANCE WITH LAWS.

        This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under this Plan shall be subject to such restriction, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules or regulations.

12.  TITLES.

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

13.    GOVERNING LAW.

        This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of laws rules thereof.